THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated May 29, 2020

to the Prospectuses and Statements of Additional Information

This supplement updates certain information contained in your Fund’s prospectus and SAI. You should read this supplement in conjunction with your Fund’s prospectus and SAI.

Effective June 30, 2020, the following information replaces the row titled “Automatic Conversion” of the table in the subsection of the prospectus titled “Choosing a Share Class – Key Features of Share Classes – Class C Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI:

Class C Shares
Automatic Conversion	Automatic conversion into Class A shares the month following the eighth anniversary of purchase(*)

(*) Effective June 30, 2020, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years. The first conversion of Class C to Class A shares under this new policy would take place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020.

Effective June 30, 2020, the following information replaces the subsection titled “Classes of Shares – Conversions of Class C Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI:

Conversions of Class C Shares. Class C shares will convert automatically into Class A shares eight years after the date of purchase. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. Class C shares held through a financial intermediary will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group

1 Class A and C shares are not available in all Lord Abbett Funds. Please review your Fund’s prospectus and SAI to determine whether the Fund offers these share classes.

retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Please retain this document for your future reference.